Exhibit 99.5

LUCY’S CAFE, INC.

INSTRUCTION SHEET FOR INVESTOR

To be read in conjunction with the entire attached Securities Purchase Agreement and Investor Questionnaire. All capitalized terms used but not defined herein shall have the meaning assigned to each such term in the Securities Purchase Agreement.

A. Complete the following items in the Securities Purchase Agreement and in the Investor Questionnaire:

1. Provide the information regarding the Investor requested on the signature page to the Securities Purchase Agreement and in the Investor Questionnaire. The Securities Purchase Agreement must be executed by an individual authorized to bind the Investor.

2. Return two signed copies Securities Purchase Agreement, Investor Questionnaire and Initial Registration Rights Agreement together with a check for the purchase price payable to “Wells Fargo Bank, N.A.” to:

Hunter World Markets, Inc.

Penthouse Suite

9300 Wilshire Boulevard

Beverly Hills, California 90212

Attn: Todd Ficeto

Phone: (310) 286-2211

Facsimile: (310) 734-0005

1

SECURITIES PURCHASE AGREEMENT

Ladies and Gentlemen:

The undersigned investor (the “Investor”), hereby confirms its agreement with you as follows:

1. This Securities Purchase Agreement, including Annex I hereto, and the exhibit and schedule thereto, each of which Annex, exhibit and schedule are hereby expressly incorporated as an integral part of this agreement (collectively, the “Agreement”) is made as of December 29, 2006 between a company to be designated by Hunter World Markets, Inc. (the “Company”), the common shares of which are publicly traded, and the Investor with respect to the sale of shares of the Company’s Common Stock (the “Shares”).

2. The Company and the Investor agree that the Investor will purchase from the Company, and the Company will sell to the Investor, the number of Shares set forth opposite the Investor’s name on the signature page of this Agreement, at a purchase price per Share of $1.00, pursuant to the Terms and Conditions for Purchase of Securities attached hereto as Annex I and incorporated herein by reference as if fully set forth herein. Unless otherwise requested by the Investor, certificates representing the Shares will be registered in the Investor’s name and address as set forth below.

The next page is the signature page.

2

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

AGREED AND ACCEPTED:

COMPANY:

By:

INVESTOR:	name of investor

Number of Shares:

By: Signature of investor or authorized person

Its: Title of authorized person

Address: Contact Name: Facsimile Number: Email Address:

Name in which share certificates should be registered (if different):

Social Security or Tax I.D. No:

Address where Shares should be sent (if different):

3

ANNEX I

TERMS AND CONDITIONS FOR PURCHASE OF SECURITIES

1. Agreement to Sell and Purchase the Shares; Subscription Date.

1.1 At the Closing (as defined in Section 2), the Company will sell to the Investor, and the Investor will purchase from the Company, upon the terms and conditions hereinafter set forth, the number of Shares (“Shares”) set forth opposite the Investor’s name on the signature page of the Securities Purchase Agreement (the “Purchase Agreement”) to which this Annex I is attached, at a purchase price per Share of $1.00, pursuant to the Terms and Conditions set forth herein.

1.2 The Company is entering into a substantially similar form of Securities Purchase Agreement, including these Terms and Conditions, with the other investors listed along with the Investor on Schedule I hereto (the “Other Investors”). (The Investor and the Other Investors are hereinafter sometimes collectively referred to as the “Investors,” and the Securities Purchase Agreement to which these Terms and Conditions are attached and the securities purchase agreements executed by the Other Investors are hereinafter sometimes collectively referred to as the “Purchase Agreements.”)

2. Delivery of the Shares at Closing. The completion of the purchase and sale of the Shares (the “Closing”) shall occur no later than December 31, 2006, as such date may be extended by the Company and Hunter World Markets, Inc. (the “Closing Date”), at the offices of Troy & Gould, Professional Corporation, the Company’s counsel, 1801 Century Park East, Suite 1600, Los Angeles, California 90067. At the Closing, the Company shall deliver to the Investor (i) certificates representing the Shares, each such certificate to be registered in the name of the Investor or, if so indicated on the signature page of the Securities Purchase Agreement, in the name of a nominee designated by the Investor. If neither the Investor nor a representative of Investor is present at the Closing to take physical delivery of the certificates, then delivery shall be deemed made at Closing by the transmission of a facsimile of the certificates to the Investor (or nominee designated by the Investor) followed by delivery of the original certificates by a nationally recognized overnight express courier.

The Company’s obligation to issue the Shares to the Investor shall be subject to the following conditions, any one or more of which may be waived by the Company:

(a) receipt by the Company, or the nominee designated by the Company, as applicable, of a certified or official bank check or wire transfer of funds in the full amount of the aggregate purchase price for the Shares; and

(b) the accuracy of the representations and warranties made by the Investors and the fulfillment of those undertakings of the Investors to be fulfilled prior to the Closing.

The Investor’s obligation to purchase the Shares shall be subject to the Company acquiring all of the capital stock of InterMetro Communications, Inc., a Delaware corporation.

3. Representations, Warranties and Covenants of the Company. The Company hereby represents and warrants to, and covenants with, the Investor, as follows:

3.1 Due Authorization and Valid Issuance. The Company has all requisite power and authority to execute, deliver and perform its obligations under the Purchase Agreement, and the Initial Registration Rights Agreement referred to in Section 7 (collectively, the “Transaction Documents”), and the Transaction Documents have been duly authorized and validly executed and delivered by the Company and constitute legal, valid and binding agreements of the Company enforceable against the Company in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

3.2 Non-Contravention. The execution and delivery of the Transaction Documents by the Company, the issuance and sale of the Shares to be sold by the Company under the Agreements, the fulfillment of the terms of the Agreements by the Company and the consummation by the Company of the transactions contemplated hereby and thereby will not (A) conflict with or constitute a violation of, or default (with the passage of time or otherwise) under (i) any material bond, debenture, note or other evidence of indebtedness, or under any material lease, contract, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which the Company is a party or by which the Company or its properties are bound, (ii) the charter, by-laws or other organizational documents of the Company, or (iii) any material law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority applicable to the Company or its properties, or (B) result in the creation or imposition of any lien, encumbrance, claim, security interest or restriction whatsoever upon any of the material properties or assets of the Company or an acceleration of indebtedness pursuant to any obligation, agreement or condition contained in any material bond, debenture, note or any other evidence of indebtedness or any material indenture, mortgage, deed of trust or any other agreement or instrument to which the Company is a party or by which it is bound or to which any of the property or assets of the Company is subject. No consent, approval, authorization or other order of, or registration, qualification or filing with, any regulatory body, administrative agency, or other governmental body in the United States is required for the execution and delivery of the Transaction Documents by the Company and the valid issuance and sale of the Shares to be sold by the Company pursuant to the Agreements, other than such as have been made or obtained, and except for any post-closing securities filings or notifications required to be made under federal or state securities laws.

3.3 Private Placement Memorandum. The Private Placement Memorandum of the Company (the “Memorandum”) delivered to Investor is true and correct in all material respects as of the date hereof.

3.4 Most Favored Nations. If, at any time and from time to time during the period commencing on December 29, 2006 (the “Effective Date”) and ending on the second anniversary of the Effective Date, the Company issues additional shares of Common Stock or options, warrants or other securities which would entitle the holder thereof to acquire (whether by exercise, exchange, conversion or otherwise) at any time Common Stock (the “Additional

Shares”) at a price or exercise, exchange, conversion or other price per share of Common Stock less than $1.00 (subject to adjustment for splits, recapitalizations, reorganizations), then the Company shall provide notice thereof to the Purchasers, and within ten business days, from receipt of notice, each Purchaser shall have the right to purchase at the par value thereof such number of additional shares of Common Stock so that the “effective purchase price per share” payable by that Purchaser shall be the same per share purchase price of the Additional Shares. As used herein, the “effective price per share,” with respect only to shares of Common Stock that have not subsequent to the Closing been transferred in a broker’s transaction (as such term is defined in Rule 144 of the Securities Act of 1933, as amended), payable by that Purchaser shall be the same per share purchase price of the Additional Shares. As used herein, the “effective price per share” shall mean the product of (i) the total consideration paid for all shares purchased by the Purchaser (both those purchased at the December 29, 2006 Closing under this Agreement less any shares of Common Stock that have been transferred in a broker’s transaction as such term is defined in Rule 144 of the Securities Act of 1933, as amended and those which may be purchased under this Section 3.4), divided by (ii) the total number of shares described in clause (i). Notwithstanding the foregoing, no adjustment will be made in respect of (a) shares of Common Stock or options to employees, consultants, officers or directors of the Company pursuant to any stock or option plan or other arrangement duly adopted by the Board of Directors of the Company, (b) securities upon the exercise of or conversion of any securities issued at the Closing, or convertible securities, options or warrants issued and outstanding on the Closing, and (c) securities issued pursuant to strategic transactions with an operating company in a business synergistic with the business of the Company and in which the Company receives benefits in addition to the investment of funds or pursuant to acquisitions or equipment leases, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities.

4. Representations, Warranties and Covenants of the Investor.

4.1 The Investor represents and warrants to, and covenants with, the Company that: (i) the Investor is an “accredited investor” as defined in Rule 501 of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”) OR is a “Qualified Institutional Buyer” within the meaning of Rule 144A of the Securities Act OR is an investor that is not a “U.S. person,” as defined in Regulation S under the Securities Act, and, in any such case the Investor is also knowledgeable, sophisticated and experienced in making, and is qualified to make decisions with respect to, investments in securities presenting an investment decision like that involved in the purchase of the Shares, including investments in securities issued by the Company and investments in comparable companies, and has requested, received, reviewed and considered all information it deemed relevant in making an informed decision to purchase the Shares; (ii) the Investor is acquiring the Shares in the ordinary course of its business and for its own account for investment only and with no present intention of distributing any of such Shares or any arrangement or understanding with any other persons regarding the distribution of such Shares; (iii) the Investor will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Shares except in compliance with the Securities Act, applicable state securities laws and the respective rules and regulations promulgated thereunder, except that the Investor may pledge the Shares in connection with a bona fide margin account or other loan or financing; (iv) the Investor and the Investor’s representatives, if any, have been solely responsible for the Investor’s own

“due diligence” investigation of the Company and its management and business, for its own analysis of the merits and risks of this investment, and for the Investor’s own analysis of the fairness and desirability of the terms of the investment; and (v) the Investor has, in connection with its decision to purchase the Shares relied only upon the Company’s Confidential Private Offering Memorandum dated December 29, 2006 (the “Memorandum”) and the representations and warranties of the Company contained herein. The Investor understands that its acquisition of the Shares has not been registered under the Securities Act or registered or qualified under any state securities law in reliance on specific exemptions therefrom, which exemptions may depend upon, among other things, the bona fide nature of the Investor’s investment intent as expressed herein. The Investor has completed or caused to be completed and delivered to the Company the Investor Questionnaire attached to this Annex I as Exhibit A, which completed questionnaire is true, correct and complete in all material respects.

4.2 The Investor hereby covenants with the Company not to make any sale of the Shares without complying with the provisions of this Agreement, and the Investor acknowledges that the certificates evidencing the Shares will be imprinted with a legend that prohibits their transfer except in accordance therewith.

4.3 The Investor further represents and warrants to, and covenants with, the Company that (i) the Investor has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and (ii) this Agreement constitutes a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

4.4 The Investor understands that nothing in this Agreement or any other materials presented to the Investor in connection with the purchase and sale of the Shares constitutes legal, tax or investment advice. The Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Shares.

4.5 The Investor hereby acknowledges that it has received, read and understands the Memorandum. Without limiting the generality of the foregoing, Investor understands and acknowledges that there are substantial risks incident to the investment in and ownership of the Shares including, without limitation, each of the matters discussed in the Memorandum under the heading “Risk Factors.”

4.6 Investor and Investor’s representatives, if any, have had a reasonable opportunity to ask questions of and receive answers from the management of the Company, or a person or persons acting on behalf of the Company, concerning the Company and its proposed activities and business, the Company’s capitalization, the Company’s management, and the offering and sale of the Shares and otherwise to investigate the Company’s business, operations, management, financial condition and prospects. Investor has adequate means of providing for

Investor’s current needs and possible personal contingencies, has no need for liquidity in this investment and could afford to lose the entire amount of this investment. Investor’s commitment to all investments and investments which are not readily marketable is reasonable in relation to Investor’s net worth and an investment in the Shares will not cause Investor’s overall commitment to be excessive. Investor is acquiring the Shares for Investor’s own account, as a principal, without a view to the resale or distribution of all or any part of the Shares and has no present intention, agreement or arrangement to divide Investor’s participation with others or to resell, assign, transfer or otherwise dispose of all or any part of the Shares for which Investor has subscribed. If Investor is a corporation, partnership, limited liability company, trust or other entity, it is authorized and otherwise duly qualified to purchase and hold a membership interest in the Company and has not been formed for the specific purpose of acquiring Shares.

5. Survival of Representations, Warranties and Agreements. Notwithstanding any investigation made by any party to this Agreement, all covenants, agreements, representations and warranties made herein by the Company and the Investor shall survive the execution of this Agreement, the delivery to the Investor of the Shares being purchased and the payment therefor.

6. Indemnification. Investor hereby agrees to indemnify the Company and its agents and representatives, and hold the Company and its agents and representatives harmless from and against, any and all liability, damage, cost or expense incurred on account of, relating to or arising out of or in connection with: (i) any inaccuracy in Investor’s declarations, representations, and warranties set forth herein or in any other communications to the Company or any of the foregoing parties; and/or (ii) the disposition of any of the Shares for which Investor has subscribed herein contrary to the foregoing declarations, representations and warranties.

7. Registration of the Shares; Compliance with the Securities Act. Pursuant to the Initial Registration Rights Agreement entered into concurrently with this Agreement, the Company agrees to file a registration statement with the SEC no later than January 30, 2007, or thirty days after the closing if the closing occurs after December 31, 2006. The Company will use its best efforts to cause the registration statement to be declared effective by the SEC no later than 120 days from such filing date.

8. Notices. All notices, requests, consents and other communications hereunder shall be in writing, shall be mailed (A) if within the United States by first-class registered mail, Express Mail or nationally recognized overnight express courier, postage prepaid, or by facsimile, or (B) if delivered from outside the United States, by International Federal Express or facsimile, and shall be deemed given (i) if delivered by first-class registered mail, three business days after so mailed, (ii) if delivered by Express Mail or a nationally recognized overnight carrier, one business day after so mailed, (iii) if delivered by International Federal Express, two business days after so mailed, (iv) if delivered by facsimile, upon electronic confirmation of receipt and shall be delivered as addressed as follows:

(a)	if to the Company, to:

Lucy’s Cafe, Inc. c/o InterMetro Communications, Inc.

2685 Park Center Drive, Building A

Simi Valley, California 93065

Attention: Vincent Arena

Phone: (805) 433-8000

(b)	if to Hunter World Markets, Inc.

Hunter World Markets, Inc.

Penthouse Suite

9300 Wilshire Boulevard

Beverly Hills, California 90212

Attn: Todd Ficeto

Phone: (310) 286-2211

Facsimile: (310) 734-0005

with a copy to:

Troy & Gould, Professional Corporation

Attn: David Ficksman

Phone: (310) 789-1290

Facsimile: (310) 789-1490

(c) if to the Investor, at its address on the signature page hereto, or at such other address or addresses as may have been furnished to the Company in writing.

9. Changes. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Investor.

10. Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

11. Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

12. Governing Law. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of California, without giving effect to the principles of conflicts of law.

13. Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements relating to such subject matter are expressly cancelled.

14. Finders’ Fees. Neither the Company nor the Investor nor any affiliate thereof has incurred any obligation which will result in the obligation of the other party to pay any finder’s fee or commission in connection with this transaction, except for fees payable by the Company to the Placement Agent.

15. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

16. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and the Investor, including without limitation and without the need for an express assignment, affiliates of the Investor. With respect to transfers that are not made pursuant to the Initial Registration Rights Agreement, the rights and obligations of an Investor under this Agreement shall be automatically assigned by the Investor to any transferee of all or any portion of the Shares who is a Permitted Transferee (as defined below); provided, however, that within two business days prior to the transfer, (i) the Company is provided notice of the transfer including the name and address of the transferee and the number of Shares transferred; and (ii) that such transferee agrees in writing to be bound by the terms of this Agreement. (For purposes of this Agreement, a “Permitted Transferee” shall mean any person who (a) is an “accredited investor,” as that term is defined in Rule 501(a) of Regulation D under the Securities Act and (b) is a transferee of at least 25% of the Shares received in a transaction permitted under the securities laws of the United States). Upon any transfer permitted by the second sentence of this Section 16, the Company shall be obligated to such transferee to perform all of its covenants under this Agreement as if such transferee were an Investor.

17. Provisions Pertaining to the Escrow Agent. The undersigned acknowledges that Wells Fargo Bank, N.A. is acting solely as Escrow Holder in connection with the offering of Shares and makes no recommendation with respect thereto. Wells Fargo Bank, N.A. has made no investigation regarding the Offering, the Company or any other person or entity involved in the Offering.

Schedule I

Investors

Absolute Return Europe Fund

European Catalyst Fund

Absolute Germany Fund

Absolute East West Fund

Absolute Octane Fund

Absolute Activist Value Fund

EXHIBIT A

LUCY’S CAFE, INC. INVESTOR QUESTIONNAIRE

(ALL INFORMATION WILL BE TREATED CONFIDENTIALLY)

To: LUCY’S CAFE, INC.

This Investor Questionnaire (“Questionnaire”) must be completed by each potential investor in connection with the offer and sale of shares of the Company’s Common Stock (the “Shares”). The Shares are being offered and sold by the Company without registration under the Securities Act of 1933, as amended (the “Act”), and the securities laws of certain states, in reliance on the exemptions contained in Section 4(2) of the Act and on Regulation D promulgated thereunder and in reliance on similar exemptions under applicable state laws. The Company must determine that a potential investor meets certain suitability requirements before offering or selling the Shares to such investor. The purpose of this Questionnaire is to assure the Company that each investor will meet the applicable suitability requirements. The information supplied by the potential investor will be used in determining whether such investor meets such criteria, and reliance on the private offering exemption from registration is based in part on the information supplied in this Questionnaire.

This Questionnaire does not constitute an offer to sell or a solicitation of an offer to buy any security. Except as expressly permitted herein, the potential investor’s answers are to be kept strictly confidential. However, by signing this Questionnaire the potential investor will be authorizing the Company to provide a completed copy of this Questionnaire to such parties as the Company deems appropriate in order to ensure that the offer and sale of the Securities will not result in a violation of the Act or the securities laws of any state, and that the potential investor otherwise satisfies the suitability standards applicable to purchasers of the Securities. All potential investors must answer all applicable questions and complete, date and sign this Questionnaire. Please print or type the responses and attach additional sheets of paper if necessary to complete the answers to any item.

A. BACKGROUND INFORMATION

Name:

Business Address:
(Number and Street)

(City) (State) (Zip Code)

Telephone Number:	( )

Residence Address:
(Number and Street)

(City) (State) (Zip Code)

Telephone Number:	( )

If an individual:

Age:              Citizenship:                      Where registered to vote:

If a corporation, partnership, limited liability company, trust or other entity:

Type of entity:

State of formation:                      Date of formation:

Social Security or Taxpayer Identification No.

Send all correspondence to (check one):          Residence Address          Business Address

B. STATUS AS ACCREDITED INVESTOR

The undersigned is an “accredited investor” as such term is defined in Regulation D under the Act, as at the time of the sale of the Securities the undersigned falls within one or more of the following categories (Please initial one or more, as applicable):1

             (1) a bank as defined in Section 3(a)(2) of the Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; an insurance company as defined in Section 2(13) of the Act; an investment company registered under the Investment Corporation Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; a Small Business Investment Corporation licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with the investment decisions made solely by persons that are accredited investors;

             (2) a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

             (3) an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Securities offered, with total assets in excess of $5,000,000;

[1]	As used in this Questionnaire, the tem “net worth” means the excess of total assets over total liabilities. In computing net worth for the purpose of subsection (4), the principal residence of the investor must be valued at cost, including cost of improvements, or at recently appraised value by an institutional lender making a secured loan, net of encumbrances. In determining income, the investor should add to the investor’s adjusted gross income any amounts attributable to tax exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depiction, contributions to an IRA or KEOGH retirement plan, alimony payments, and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

             (4) a natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of such person’s purchase of the Securities exceeds $1,000,000;

             (5) a natural person who had an individual income in excess of $200,000, or joint income with that person’s spouse in excess of $300,000, in 2003 and 2004 and has a reasonable expectation of reaching the same income level in 2005;

             (6) a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D; and

             (7) an entity in which all of the equity owners are accredited investors (as defined above).

C. REPRESENTATIONS

The undersigned hereby represents and warrants to the Company as follows:

1. Any purchase of the Shares would be solely for the account of the undersigned and not for the account of any other person or with a view to any resale, fractionalization, division, or distribution thereof.

2. The information contained herein is complete and accurate and may be relied upon by the Company, and the undersigned will notify the Company immediately of any material change in any of such information occurring prior to the closing, if any, with respect to the purchase of Shares by the undersigned or any co-purchaser.

3. There are no suits, pending litigation, or claims against the undersigned that could materially affect the net worth of the undersigned as reported in this Questionnaire.

4. In addition to reviewing the Company’s filings with the Securities and Exchange Commission and the Memorandum, the undersigned has carefully considered the potential risks relating to the Company and a purchase of the Shares, and fully understands that the Securities are speculative investments which involve a high degree of risk of loss of the undersigned’s entire investment.

5. Investor has sufficient knowledge and experience in business, financial and tax matters that Investor is capable of evaluating the Company and the proposed activities thereof, the risks and merits of investment in the Shares and of making an informed investment decision thereon, and has the capacity to protect Investor’s own interests in connection with this investment in the Shares.

IN WITNESS WHEREOF, the undersigned has executed this Questionnaire this      day of                     , 2006, and declares under oath that it is truthful and correct.

Print Name

By:
Signature

Title:
(required for any purchaser that is a corporation, partnership, trust or other entity)

A - 5